SECURITIES AND EXCHANGE COMMISSION

                                  UNITED STATES

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  August 31, 2005
                                                          ---------------

                             HENNESSY ADVISORS, INC.

             (Exact name of registrant as specified in its charter)

         California                      000-49872              68-0176227
         ----------                      ---------              ----------
(State or other jurisdiction            Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)

              750 Grant Avenue, Suite 100                          94945
                                                                   -----
                   Novato, California
        (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number including area code: (415) 899-1555
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.        Entry into a Material Definitive Agreement.
                  ------------------------------------------

         On August 31, 2005, our board of directors amended our 2001 Omnibus Plan effective upon the completion of our pending public offering:

         (1) to limit the total number of shares that may be issued under the plan to the lesser of 25% of our outstanding common stock, or 700,000 shares,

         (2) to limit the number of shares that may be the subject of new awards during fiscal year 2006 or fiscal year 2007 to 50,000 shares per year, and

         (3) to limit awards to non-employee directors during these two fiscal years to annual grants of restricted stock vesting ratably over three years beginning on the first anniversary date of grant, with the number of shares per director limited to an aggregate market value of $25,000 on the date of grant.

         A copy of the Amendment No. 1 to our 2001 Omnibus Plan is incorporated by reference to Exhibit 10.9(b) to Amendment No. 1 to our Form S-1 registration statement filed with the Securities and Exchange Commission on September 2, 2005.

Item 5.02         Departure of Directors or Principal Officers; Election of
                  ---------------------------------------------------------
                  Directors; Appointment of Principal Officers.
                  --------------------------------------------

         A new independent director, Charles W. Bennett, has been elected to our board of directors, effective August 31, 2005. Effective as of that date, our board of directors increased the size of our board by one and elected Mr. Bennett to fill the vacancy. The board has not yet determined to which committees of the board Mr. Bennett will be named.

         Mr. Bennett founded Consolidated Title Services in 1981 and since then has served as its chief executive officer and as chief executive officer of its subsidiary, California Land Title of Marin. In 2004, Consolidated Title Services became a subsidiary of Stewart Information Services Corporation, a company listed on the New York Stock Exchange.

Item 9.01         Financial Statements (Exhibits).
                  -------------------------------

         (d)      Exhibits

                  10.9(b) Amendment No. 1 to 2001 Omnibus Plan (incorporated by reference to Exhibit 10.9(b) of Amendment No. 1 to Form S-1 registration statement filed by the registrant on September 2, 2005)


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



                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HENNESSY ADVISORS, INC.
                                        (registrant)



September 7, 2005                       By:   /s/ Daniel B. Steadman
                                           -------------------------------------
                                              Daniel B. Steadman
                                              Executive Vice President





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